UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2006

CERTEGY INC.

(Exact name of registrant as specified in charter)

Georgia	001-16427	58-2606325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Second Avenue South, Suite 1100S, St. Petersburg, Florida		33701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(727) 227-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE

Certegy Inc. today issued a press release announcing the approval by its shareholders, at a special meeting held on January 26, 2006, of all proposals relating to the proposed combination of Certegy with Fidelity National Information Services, Inc., and the declaration by Certegy’s board of directors of a special cash dividend of $3.75 per share, the payment of which is contingent upon the consummation of such business combination.  A copy of the press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release of Certegy Inc. dated January 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

Date: January 26, 2006	By:	/s/ Michael T. Vollkommer
Michael T. Vollkommer
Executive Vice President and Chief Financial Officer